SECURITIES AND EXCHANGE COMMISSION
                                     UNITED STATES
                                Washington, DC   20549

                                      FORM 8-K/A

                                    CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 1, 1996

                            REGENCY REALTY CORPORATION
             (Exact name of registrant as specified in its charter)



         Florida                        1-12298                59-3191743
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


  121 West Forsyth Street, Suite 200
       Jacksonville, Florida                                    32202
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number including area code:          (904)-356-7000



                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


A.      Financial Statements and Pro Forma Financial Information

               A)     Financial Statements:
                             City View Shopping Center
                                    Independent Auditors' Report
                                    Statement of Revenues and Certain Expenses
                                      for the year ended December 31, 1995

                             Union Square Shopping Center
                                    Independent Auditors' Report
                                    Statement of Revenues and Certain Expenses
                                      for the year ended December 31, 1995

                             Palm Harbour Shopping Village
                                    Independent Auditors' Report
                                    Statement of Revenues and Certain Expenses
                                      for the year ended December 31, 1995

                             Welleby Plaza
                                    Audited     Financial     Statements     are
                                     unavailable. The acquisition purchase price of $7,251,000 represents 2.29% of total pro forma assets.

               B)     Pro Forma Financial Information:
                         Regency Realty Corporation
                             Pro Forma Condensed Consolidated Balance Sheet,
                               June 30, 1996 (unaudited)

                             Pro Forma Condensed Statements of Operations
                               for the Six Month Period ended June 30, 1996 and the year ended December 31, 1995 (unaudited)

               C)     Exhibits

         10.   Material Contracts


       *(a) Purchase and Sale Agreement dated April 16, 1996, between RRC Acquisitions, Inc., a wholly-owned subsidiary of the Company as purchaser, and Connecticut General Life Insurance Company, on Behalf of its Separate Account R as seller, relating to the acquisition of Welleby Plaza.

       *(b) Purchase and Sale Agreement dated June 19, 1996, between RRC Acquisitions, Inc., a wholly-owned subsidiary of the Company as buyer, and Norcom Development, Inc. as seller, relating to the acquisition of City View Shopping Center and Union Square Shopping Center.

       *(c) Purchase and Sale Agreement dated March 29, 1996, between RRC Acquisitions, Inc., a wholly-owned subsidiary of the Company as buyer, and Palm Harbour Centers Associates as seller, relating to the acquisition of Palm Harbour Shopping Village.


- ------------------------
*    Filed August 9, 1996

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            REGENCY REALTY CORPORATION
                                            (registrant)



September 19, 1996                         By: /s/ J. Christian Leavitt
                                         ---------------------------------------

                                                   J. Christian Leavitt
                                                   Vice President and Treasurer

                          Independent Auditors' Report


The Board of Directors
Regency Realty Corporation:

We have audited the accompanying statement of revenues and certain expenses (defined as being gross income less operating costs and expenses, exclusive of expenses not directly related to the operation of the property) of City View Shopping Center for the year ended December 31, 1995. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of City View Shopping Center was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Regency Realty Corporation and excludes material amounts, described in note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses (as defined above) of City View Shopping Center for the year ended December 31, 1995, in conformity with generally accepted accounting principles.




                                      /s/ KPMG Peat Marwick LLP
                                      ================================
                                          KPMG Peat Marwick LLP
                                          Certified Public Accountants



Jacksonville, Florida
August 9, 1996

                            CITY VIEW SHOPPING CENTER

                  Statement of Revenues and Certain Expenses

                          Year ended December 31, 1995





Real estate operation revenues:
   Minimum rent                                             $ 624,512
   Recoveries from tenants                                    103,550
                                                            ---------
                                                              728,062
                                                            ---------
Real estate operation expenses:
   Operating and maintenance                                   59,729
   Management fees                                             38,282
   Real estate taxes                                           42,218
   General and administrative                                  11,918
                                                            ---------
                                                              152,147
                                                            ---------

      Revenues in excess of certain expenses                $ 575,915
                                                            =========





















See accompanying notes to statement of revenues and certain expenses.

                            CITY VIEW SHOPPING CENTER

             Notes to Statement of Revenues and Certain Expenses

                          Year ended December 31, 1995






 1.  Basis of Presentation

     The statement of revenues and certain expenses relates to the operation of a 77,550 square foot shopping center (the "Property") located in Charlotte, North Carolina.

     The Property's records are maintained on the accrual basis which is used for Federal income tax reporting purposes. Adjustments, if necessary, have been made to present the accompanying financial statement on the accrual basis of accounting in conformity with generally accepted accounting principles.

     Subsequent to December 31, 1995, the Property was acquired by Regency Realty Corporation (RRC) in a transaction accounted for as a purchase. All operations of the Property will be included in the consolidated financial statements of RRC beginning at the acquisition date.

     The accompanying financial statement is not representative of the actual operation for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by RRC in the proposed future operation of the Property, have been excluded. RRC is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results. Costs not directly related to the operation of the Property have been excluded and consist of interest, depreciation, professional fees, and various other non operating expenses.


 2.  Operating Leases

     During 1995, three tenants paid minimum rent that exceeded 10% of the total minimum rent earned by the Property. The tenants, and the minimum rent paid, are as follows:


                  Winn Dixie Supermarkets             $ 281,600
                  Public Library                         80,000
                  Youthland Academy                      85,260
                                                       ========

                            CITY VIEW SHOPPING CENTER

              Notes to Statement of Revenue and Certain Expenses

                          Year ended December 31, 1995






 2.  Operating Leases, continued

     The Property is leased to tenants under operating leases with expiration dates extending to the year 2013. Future minimum rent under noncancelable operating leases excluding tenant reimbursements of operating expenses and excluding additional contingent rentals based on tenants' sales volume, as of December 31, 1995 are as follows:

                Year ending December 31,                 Amount

                         1996                          $ 654,425
                         1997                            656,388
                         1998                            671,129
                         1999                            691,321
                         2000                            668,200
                                                       =========

                         Independent Auditors' Report


The Board of Directors
Regency Realty Corporation:

We have audited the accompanying statement of revenues and certain expenses (defined as being gross income less operating costs and expenses, exclusive of expenses not directly related to the operation of the property) of Union Square Shopping Center for the year ended December 31, 1995. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of Union Square Shopping Center was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Regency Realty Corporation and excludes material amounts, described in note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses (as defined above) of Union Square Shopping Center for the year ended December 31, 1995, in conformity with generally accepted accounting principles.




                                      /s/ KPMG Peat Marwick LLP
                                      =============================
                                          KPMG Peat Marwick LLP
                                          Certified Public Accountants



Jacksonville, Florida
August 9, 1996

                         UNION SQUARE SHOPPING CENTER

                  Statement of Revenues and Certain Expenses

                         Year ended December 31, 1995





Real estate operation revenues:
   Minimum rent                                             $ 633,605
   Percentage rent                                              6,974
   Recoveries from tenants                                    139,995
                                                            ---------
                                                              780,574
                                                            ---------
Real estate operation expenses:
   Operating and maintenance                                   73,665
   Management fees                                             37,479
   Real estate taxes                                           66,762
   General and administrative                                   3,057
                                                            ---------
                                                              180,963
                                                            ---------

     Revenues in excess of certain expenses                 $ 599,611
                                                            =========




















See accompanying notes to statement of revenues and certain expenses.

                         UNION SQUARE SHOPPING CENTER

             Notes to Statement of Revenues and Certain Expenses

                         Year ended December 31, 1995






1.   Basis of Presentation

     The statement of revenues and certain expenses relates to the operation of a 97,191 square foot shopping center (the "Property") located in Monroe, North Carolina.

     The Property's records are maintained on the cash basis which is used for Federal income tax reporting purposes. Adjustments have been made to present the accompanying financial statement on the accrual basis of accounting in conformity with generally accepted accounting principles.

     Subsequent to December 31, 1995, the Property was acquired by Regency Realty Corporation (RRC) in a transaction accounted for as a purchase. All operations of the Property will be included in the consolidated financial statements of RRC beginning at the acquisition date.

     The accompanying financial statement is not representative of the actual operation for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by RRC in the proposed future operation of the Property, have been excluded. RRC is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results. Costs not directly related to the operation of the Property have been excluded, and consist of interest, depreciation, professional fees, and various other non operating expenses.


2.   Operating Leases

     During 1995, two tenants paid minimum rent that exceeded 10% of the total minimum rent earned by the Property. The tenants, and the minimum rent paid, are as follows:


                  Harris-Teeter Supermarkets      $198,000
                  Consolidated Theatre             203,755
                                                 =========

                         UNION SQUARE SHOPPING CENTER

             Notes to Statement of Revenues and Certain Expenses

                         Year ended December 31, 1995






2.   Operating Leases, continued

     The Property is leased to tenants under operating leases with expiration dates extending to the year 2009. Future minimum rent under noncancelable operating leases excluding tenant reimbursements of operating expenses and excluding additional contingent rentals based on tenants' sales volume, as of December 31, 1995 are as follows:


                  Year ending December 31,        Amount

                         1996                   $ 733,599
                         1997                     815,185
                         1998                     822,072
                         1999                     821,178
                         2000                     826,796
                                                =========

                         Independent Auditors' Report


The Board of Directors
Regency Realty Corporation:

We have audited the accompanying statement of revenues and certain expenses (defined as being gross income less operating costs and expenses, exclusive of expenses not directly related to the operation of the property) of Palm Harbour Shopping Village for the year ended December 31, 1995. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of Palm Harbour Shopping Village was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Regency Realty Corporation and excludes material amounts, described in note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses (as defined above) of Palm Harbour Shopping Village for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                     /s/  KPMG Peat Marwick LLP
                                     =================================
                                          KPMG Peat Marwick LLP
                                          Certified Public Accountants



Jacksonville, Florida
August 27, 1996

                        PALM HARBOUR SHOPPING VILLAGE

                  Statement of Revenues and Certain Expenses

                         Year ended December 31, 1995





Real estate operation revenues:
   Minimum rent                                             $ 1,314,399
   Percentage rent                                               19,613
   Recoveries from tenants                                      325,790
                                                            -----------
                                                              1,659,802
                                                            -----------
Real estate operation expenses:
   Operating and maintenance                                    249,740
   Management fees                                               68,439
   Real estate taxes                                            139,138
   General and administrative                                    14,460
                                                            -----------
                                                                471,777
                                                            -----------
      Revenues in excess of certain expenses                $ 1,188,025
                                                            ===========




















See accompanying notes to statement of revenues and certain expenses.

                        PALM HARBOUR SHOPPING VILLAGE

             Notes to Statement of Revenues and Certain Expenses

                         Year ended December 31, 1995






1.   Basis of Presentation

     The statement of revenues and certain expenses relates to the operation of a 159,369 square foot shopping center (the "Property") located in Palm Coast, Florida.

     The Property's records are maintained on the modified cash basis which is used for Federal income tax reporting purposes. Adjustments have been made to present the accompanying financial statement on the accrual basis of accounting in conformity with generally accepted accounting principles.

     Subsequent to December 31, 1995, the Property was acquired by Regency Realty Corporation (RRC) in a transaction accounted for as a purchase. All operations of the Property will be included in the consolidated financial statements of RRC beginning at the acquisition date.

     The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by RRC in the proposed future operation of the Property, have been excluded. RRC is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results. Costs not directly related to the operation of the Property have been excluded, and consist of interest, depreciation, professional fees, and various other non operating expenses.


2.   Operating Leases

     During 1995, two tenants paid minimum rent that exceeded 10% of the total minimum rent earned by the Property. The tenants, and the minimum rent paid, are as follows:


                  Publix Supermarkets           $ 269,268
                  Bealls                          213,600
                                                =========

                        PALM HARBOUR SHOPPING VILLAGE

             Notes to Statement of Revenues and Certain Expenses

                         Year ended December 31, 1995






2.   Operating Leases, continued

     The Property is leased to tenants under operating leases with expiration dates extending to the year 2009. Future minimum rent under noncancelable operating leases excluding tenant reimbursements of operating expenses and excluding additional contingent rentals based on tenants' sales volume, as of December 31, 1995 are as follows:


                  Year ending December 31,          Amount

                          1996                   $ 1,400,576
                          1997                     1,332,765
                          1998                     1,158,339
                          1999                       905,838
                          2000                       777,351
                                                   =========

                        REGENCY REALTY CORPORATION

                Pro Forma Condensed Consolidated Balance Sheet
                              June 30, 1996
                               (Unaudited)
                             (in thousands)


     The following unaudited pro forma consolidated balance sheet is based upon the historical consolidated balance sheet of the Company as of June 30, 1996 as if the Company had acquired the Acquisition Properties as of that date. This pro forma consolidated balance sheet should be read in conjunction with the Company's quarterly report filed on Form 10-Q for the quarter ended June 30, 1996, and the pro forma consolidated statement of operations of the Company and notes thereto included elsewhere herein.

     The unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position of the Company would have been at June 30, 1996, nor does it purport to represent the future financial position of the Company.


                                           Regency                    Regency
                                           Realty                     Realty
                                         Corporation  Acquisition  Corporation
Assets                                    Historical   Properties   Pro Forma

Real estate rental property, at cost,
 less accumulated depreciation          $  277,370      25,726 (a)   303,096
Cash and cash equivalents                    6,167           -         6,167
Deferred costs, accounts
 receivable, and other assets                7,258           -         7,258
                                          ---------  ----------    ---------
                                        $  290,795      25,726       316,521
                                          =========  ==========    =========

Liabilities and Stockholders' Equity

Liabilities:
 Mortgage loans payable                     99,244           -        99,244
 Unsecured line of credit                   38,857       9,258 (b)    48,115
 Accounts payable and other liabilities      6,288           -         6,288
                                          --------    ---------   -----------
    Total liabilities                      144,389       9,258       153,647
                                          ---------  ----------   -----------

Convertible operating partnership units        168           -           168
                                          ---------   ---------    ---------

Stockholders' equity:
 Common stock $.01 par value per share          69           9 (b)        78
 Class B common stock                           25           -            25
 Additional paid in capital                159,163      16,459 (b)   175,622
 Distributions in excess of net income      (9,849)          -        (9,849)
 Executive officer stock loans              (3,170)          -        (3,170)
                                          ---------   ---------     ---------
     Total stockholders' equity            146,238      16,468       162,706
                                          ---------   ---------     ---------

                                         $ 290,795      25,726       316,521
                                          =========   =========     =========


See accompanying notes to unaudited pro forma condensed consolidated balance sheet.

                            REGENCY REALTY CORPORATION

                Notes to Pro Forma Condensed Consolidated Balance Sheet
                                  June 30, 1996
                                   (Unaudited)


(a)    Represents the aggregate purchase price for the Acquisition Properties.

                                                              Purchase
                                                               Price

            Union Square Shopping Center                $       7,189
            City View Shopping Center                           5,570
            Palm Harbour Shopping Village                      12,967
                                                             ---------
                                                        $      25,726
                                                             =========

Note 1: Welleby Plaza was acquired on May 31, 1996 for a purchase price of $7,251 and is included in the historical balance sheet as of June 30, 1996.

(b) Reflects the net draw on the Company's $75 million unsecured acquisition and development line of credit. On July 10, 1996, the Company sold 934 shares to Security Capital US Realty for a total purchase price of $16,468. These proceeds were used to paydown the line of credit.


            Total draws for property acquisitions       $     25,726
            Total paydown from stock issuance                (16,468)
                                                            ---------
                  Net loan draw                         $      9,258
                                                            =========

                           REGENCY REALTY CORPORATION

                 Pro Forma Consolidated Statements of Operations
                For the Six Month Period ended June 30, 1996 and
                        the Year Ended December 31, 1995
                                    Unaudited
                      (in thousands, except per share data)

     The following unaudited pro forma consolidated statements of operations are based upon the historical consolidated statements of operations for the six months ended June 30, 1996 and the year ended December 31, 1995 and are presented as if the Company had acquired the Acquisition Properties as of January 1, 1996 and 1995, respectively. These pro forma consolidated statements of operations should be read in conjunction with the Company's 1995 Form 10-K, its quarterly report filed on Form 10-Q dated June 30, 1996, the pro forma consolidated balance sheet of the Company, and the Statement of Revenue and Certain Expenses of the Acquisition Properties and notes thereto included elsewhere herein.

     The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of the Company would have been assuming the transactions had been completed as set forth above, nor does it purport to represent the Company's results of operations in future periods.

                                                                    For the Six Months Ended June 30, 1996
                                                          ------------------------------------------------------------
                                                               Regency                                       Regency
                                                                Realty                                       Realty
                                                             Corporation     Acquisition    Pro Forma     Corporation
                                                              Historical     Properties     Adjustments     Pro Forma
                                                                                 (a)
Real estate operation revenues:
       Minimum rent                                          $  16,001          1,721            0          17,722
       Percentage rent                                             424              0            0             424
       Recoveries from tenants and other charges                 3,508            388            0           3,896
       Leasing and brokerage                                     1,244              0            0           1,244
       Management fees                                             277              0            0             277
                                                             ---------      ----------    ----------     -----------
            Total real estate operation revenues                21,454          2,109            0          23,563
                                                             ---------      ----------    ----------     -----------

Real estate operation expenses:
       Depreciation and amortization                              3,905              0          320 (b)       4,225
       Operating and maintenance                                  3,460            425            0           3,885
       General and administrative                                 2,604              0            0           2,604
       Real estate taxes                                          1,912            205            0           2,117
                                                             -----------   ------------ ------------     -----------
            Total real estate operation expenses                 11,881            630          320          12,831
                                                             -----------   ------------ ------------     -----------

Interest expense (income):
       Interest expense                                           4,630              0          306 (c)       4,936
       Interest income                                             (287)             0            0            (287)
                                                             -----------   ------------ ------------     -----------
            Net interest expense                                  4,343              0          306           4,649
                                                             -----------   ------------ ------------     -----------

            Net income                                            5,230          1,479         (626)          6,083

Preferred stock dividends                                            58              0            0              58
                                                             -----------   ------------ ------------     -----------

            Net income for common stockholders             $      5,172          1,479         (626)          6,025
                                                             ===========   ============ ============     ===========

            Net income for common stockholders             $       0.53                                        0.56
                                                             ===========                                 ===========

            Weighted average common shares outstanding            9,850                                      10,784
                                                             ===========                                 ===========

See accompanying notes to unaudited pro forma statement of operations.

                           REGENCY REALTY CORPORATION

                                    Unaudited
                      (in thousands, except per share data)


                                                                     For the Year Ended December 31, 1995
                                                       ----------------------------------------------------------
                                                             Regency                                   Regency
                                                              Realty                                    Realty
                                                           Corporation   Acquisition    Pro Forma    Corporation
                                                            Historical   Properties    Adjustments    Pro Forma
                                                                             (a)
Real estate operation revenues:
       Minimum rent                                      $    25,044        3,483             0         28,527
       Percentage rent                                           673            0             0            673
       Recoveries from tenants and other charges               5,842          817             0          6,659
       Leasing and brokerage                                   1,639            0             0          1,639
       Management fees                                           787            0             0            787
                                                           ----------   ----------   -----------    -----------
            Total real estate operation revenues              33,985        4,300             0         38,285
                                                           ----------   ----------   -----------    -----------

Real estate operation expenses:
       Depreciation and amortization                           6,436            0           641 (b)      7,077
       Operating and maintenance                               5,683          887             0          6,570
       General and administrative                              4,894            0             0          4,894
       Real estate taxes                                       3,001          426             0          3,427
                                                           ----------   ----------   -----------    -----------
            Total real estate operation expenses              20,014        1,313           641         21,968
                                                           ----------   ----------   -----------    -----------

Interest expense (income):
       Interest expense                                        8,840            0           611 (c)      9,451
       Interest income                                          (454)           0             0           (454)
                                                           ----------   ----------   -----------    -----------
            Net interest expense                               8,386            0           611          8,997
                                                           ----------   ----------   -----------    -----------

            Net income                                         5,585        2,987        (1,252)         7,320

Preferred stock dividends                                        591            0             0            591
                                                           ----------   ----------   -----------    -----------

            Net income for common stockholders           $     4,994        2,987        (1,252)         6,729
                                                           ==========   ==========   ===========    ===========

            Net income for common stockholders           $      0.75                                      0.89
                                                           ==========                               ===========

            Weighted average common shares outstanding         6,630                                     7,564
                                                         ============                               ===========

See accompanying notes to unaudited pro forma statement of operations.

                           REGENCY REALTY CORPORATION

            Notes to Pro Forma Consolidated Statements of Operations
               For the Six Month Period Ended June 30, 1996 and
                         the Year Ended December 31, 1995
                                    Unaudited
                      (in thousands, except per share data)


(a) Reflects revenues and certain expenses of the Acquisition Properties for the periods ended as follows:

                                                                     For the six months ended June 30, 1996
                                                           ------------------------------------------------------
                                                             Minimum       Tenant     Operating &       Real
            Shopping Center                                   Rents       Recoveries  Maintenance    Estate Taxes
            Welleby Plaza                             $         383           103         154              74
            Union Square Shopping Center                        310            86          60              33
            City View Shopping Center                           322            34          61              24
            Palm Harbour Village                                706           165         150              74
                                                        ------------   -----------  ----------       ----------
                                                      $       1,721           388         425             205
                                                        ============   ===========  ==========       ==========




                                                                     For the year ended December 31, 1995
                                                        ---------------------------------------------------------
                                                            Minimum        Tenant    Operating &        Real
            Shopping Center                                  Rents        Recoveries  Maintenance    Estate Taxes
            Welleby Plaza                             $        884           247          330            178
            Union Square Shopping Center                       641           140          114             67
            City View Shopping Center                          624           104          110             42
            Palm Harbour Village                             1,334           326          333            139
                                                        -----------   -----------   ----------    -----------
                                                      $      3,483           817          887            426
                                                        ===========   ===========   ==========    ===========

                         REGENCY REALTY CORPORATION

                                 Unaudited
                    (in thousands, except per share data)



(b) Depreciation expense is based upon the costs allocated to the buildings acquired with a useful life equal to forty years.


                                                                              For the year ended December 31, 1995
                                                           ----------------------------------------------------------------
                                                                           Building                               Annual
            Shopping Center                                    Cost        Year Built         Useful Life      Depreciation
            Welleby Plaza                                $      5,363         1982                 40        $      134
            Union Square Shopping Center                        5,622         1989                 40               141
            City View Shopping Center                           4,310         1993                 40               108
            Palm Harbour Village                               10,343         1978  (*)            40               258
                                                                                                                 -------
                 Annual depreciation expense                                                                 $      641
                                                                                                                 =======
                 Semi-annual depreciation expense                                                            $      320
                                                                                                                 =======

(*) Expanded in 1991 to expand Publix and add Bealls and in 1994 to add Blockbusters and Boston Market


(c) To reflect interest expense on the acquisition and development line of credit for net draws for property acquisitions in the amount of $9,258 at an average interest rate of 7.4%
                                                                Annual
                                                               Interest

                                                           $       611
                                                               ========

                 Semi-annual interest expense              $       306
                                                               ========